SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ------

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    February 1, 2005



                                   Coach, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


       Maryland                          1-16153                  52-2242751
    --------------                      ---------                ------------
      (State of                (Commission File Number)         (IRS Employer
    Incorporation)                                           Identification No.)


                    516 West 34th Street, New York, NY 10001
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
              (Registrant's telephone number, including area code)


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Item 5.03: Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

     On February 1, 2005, Coach, Inc. (the "Company") filed with the Secretary of State of the State of Maryland Articles of Amendment to the Company's corporate charter. Pursuant to these Articles of Amendment, the Company increased the number of shares of its common stock authorized for issuance from 500,000,000 shares to 1,000,000,000 shares, in connection with a two-for-one split of the Company's common stock approved by the Company's Board of Directors on January 24, 2005. The stock split will become effective on April 4, 2005 for holders of record of the Company's common stock as of March 21, 2005.



Item 9.01:  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

99.1          Articles of Amendment, dated February 1, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 2, 2005

                                   COACH, INC.

                                   By:   /s/  Carole P. Sadler
                                        -----------------------
                                         Carole P. Sadler
                                         Senior Vice President, General Counsel
                                         and Secretary



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                                  EXHIBIT INDEX

99.1              Articles of Amendment, dated February 1, 2005